UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT

               PURSUANT TO SECTIONS 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) : June 10, 1999

                         _______________
                  MEDICAL DEVICE ALLIANCE INC.
     (Exact name of Registrant as specified in its charter)

     Nevada                    0-24979            88-0345058
 (State of other             (Commission         (IRS Employer
 jurisdiction of               File No.)       Identification No.)
 incorporation or
  organization)



3800 Howard Hughes Parkway, Suite 1800, Las Vegas, Nevada  89109
  (Address of principal executive offices, including zip code)

                         (702) 791-2910
        (Company's telephone number, including area code)






ITEM 5.   OTHER EVENTS

On June 10, 1999, the Honorable Judge William D. Keller of the United States District Court - Central District of California issued an Order in the patent infringement action filed by Mentor Corporation (Nasdaq:MNTR) against Medical Device Alliance Inc., its wholly-owned subsidiary, LySonix Incorporated, and Misonix, Inc. (Nasdaq:MSON). The Order ruled that Mentor's licensed patent was invalid and granted certain motions on noninfringement and lost profits damages to the defendants.

A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

(c)  EXHIBITS

     Exhibit No.                   Description

     99.2                     Press Release, dated June 14, 1999


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MEDICAL DEVICE ALLIANCE INC.

Dated: June 15, 1999          By:  /s/ Donald K. McGhan
                                   Chairman,    Chief   Executive
                                   Officer and President